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                                                                    EXHIBIT 23.2

                         CONSENT OF ARTHUR ANDERSEN LLP

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated May 8, 1997 included in ContiFinancial Corporation's Annual Report on Form 10-K for the year ended March 31, 1997 and to all references to our Firm included in this registration statement.

                                          ARTHUR ANDERSEN LLP

New York, New York

August 14, 1997